UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Tempest Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Proxy Statement - Subject to Completion

2000 Sierra Point Parkway, Suite 400
Brisbane, CA 94005
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on July 27, 2026
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of TEMPEST THERAPEUTICS, INC., a Delaware corporation (the “Company”). The Special Meeting will be held on July 27, 2026 at 12:00 p.m., Eastern Time and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online, for the following purpose:
1.
To approve a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to replace specified supermajority voting requirements and permit stockholder action by written consent, in the form attached as Exhibit A to the accompanying proxy statement.

This item of business is more fully described in the Proxy Statement accompanying this Notice.
The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/TPST2026SM2 and entering the control number included in the proxy card in the enclosed proxy materials. You will not be able to attend the meeting in person.
The record date for the Special Meeting is May 28, 2026. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Stockholders’ Meeting
to be held on July 27, 2026 at 12:00 p.m., Eastern Time.
The proxy statement is available at ir.tempesttx.com.
By Order of the Board of Directors
Justin Trojanowski
Corporate Secretary

Brisbane, California
July    , 2026
You are cordially invited to attend the virtual Special Meeting. You will not be able to attend the Special Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REPLACE SPECIFIED SUPERMAJORITY VOTING REQUIREMENTS AND PERMIT STOCKHOLDER ACTION BY WRITTEN CONSENT	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
HOUSEHOLDING OF PROXY MATERIALS	9
OTHER MATTERS	10

i

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Tempest Therapeutics, Inc. (sometimes referred to as the “Company” or “Tempest”) is soliciting your proxy to vote at a Special Meeting of Stockholders to be held on July 27, 2026 (the “Special Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about July 17, 2026 to all stockholders of record entitled to vote at the Special Meeting.
How do I attend the Special Meeting?
The Special Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/TPST2026SM2. You will not be able to attend the Special Meeting in person. Stockholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
You are entitled to attend the Special Meeting if you were a stockholder as of the close of business on May 28, 2026 (the “Record Date”), or hold a valid proxy for the meeting. To be admitted to the Special Meeting, you will need to visit www.virtualshareholdermeeting.com/TPST2026SM2 and enter the control number found next to the label “control number” included in the proxy card in the enclosed proxy materials. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number or proxy to vote.
Whether or not you participate in the Special Meeting, it is important that you vote your shares.
The Special Meeting will begin promptly at 12:00 p.m. Eastern Time on Monday, July 27, 2026. We encourage you to access the Special Meeting a few minutes before it begins. Online check-in will start approximately 15 minutes before the meeting begins.
What if I cannot find my control number?
If you do not have your control number and you are a registered stockholder, please contact us at cc@tempesttx.com and we will be able to provide your control number to you. If you do not have a control number, you will be able to login as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/TPST2026SM2 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Special Meeting.
What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/TPST2026SM2.
Will a list of record stockholders as of the Record Date be available?
A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/TPST2026SM2. In addition, for the 10 days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose during regular business hours. To access the list of record stockholders beginning July 17, 2026 and until the meeting, stockholders should email cc@tempesttx.com.

Who can vote at the Special Meeting?
Only stockholders of record at the close of business on May 28, 2026 will be entitled to vote at the Special Meeting. On the Record Date, there were 14,806,997 shares of the Company’s common stock, par value $0.001 per share (“common stock”) outstanding and entitled to vote. Whether or not you participate in the Special Meeting, it is important that you vote your shares.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, to ensure your vote is counted, we urge you to vote by proxy by using the enclosed proxy card, or by voting over the telephone or through the internet.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There is one matter scheduled for a vote:
•
Approval of a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to replace specified supermajority voting requirements and permit stockholder action by written consent, in the form attached as Exhibit A hereto (“CoI Amendments” or “Proposal 1”).

What if another matter is properly brought before the Special Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For the matter to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.
•	To vote online during the meeting, access the Special Meeting materials by following the instructions you will receive in your email and submit an electronic ballot during the meeting.
•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your telephone vote must be received before 11:59 p.m., Eastern Time on July 26, 2026.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your internet vote must be received before 11:59 p.m., Eastern Time on July 26, 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. You must also register to attend the meeting at www.virtualshareholdermeeting.com/TPST2026SM2 using the control number as provided by your broker, bank or other agent.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
If you are a holder of our common stock, on each matter to be voted upon, you have one vote for each share of common stock you held as of the close of business on the Record Date.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” Proposal 1. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on the proposal in the absence of your voting instructions.
If you are a beneficial owner of shares held in street name and you do not plan to obtain a proxy from your broker, bank or other agent and vote at the Special Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes”?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to at least one “routine” matter but does not vote on “non-routine” matters because you did not provide voting instructions on such matters. Proposal 1 is considered non-routine under applicable stock exchange rules, and without your instruction, your broker, bank or other agent cannot vote your shares on such matter. Please instruct your broker, bank or other agent so your vote can be counted.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	submit another properly completed proxy card with a later date;
•	grant a subsequent proxy by telephone or through the internet;
•	send a written notice that you are revoking your proxy to our Corporate Secretary at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005; or
•	attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes and abstentions.
How many votes are needed to approve the proposal?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1.	Amended CoI	“For” votes from the holders of at least seventy-five percent (75%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors	Against	Against

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote at the meeting are present at the meeting or represented by proxy. On the Record Date, there were 14,806,997 shares outstanding and entitled to vote. Thus, the holders of 7,403,499 shares must be present or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. Broker non-votes will not be counted toward the quorum requirement. If there is no quorum, either the board of directors may postpone or reschedule the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date. The meeting may be adjourned by the chairman of the meeting or by the stockholders present at the meeting or represented by proxy and entitled to vote.
How do I ask a question at the Special Meeting?
Only stockholders of record as of the Record Date may submit questions or comments at the Special Meeting. If you would like to submit a question, you may do so by joining the virtual meeting at www.virtualshareholdermeeting.com/TPST2026SM2 and typing your question in the box in the meeting portal.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Special Meeting when you log in prior to the start of the Special Meeting. In accordance with the rules of conduct, we ask that you limit your questions and remarks to those that are relevant to the proposal at the Special Meeting. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to the proposal at the Special Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement is available at ir.tempesttx.com.

PROPOSAL 1
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REPLACE SPECIFIED SUPERMAJORITY VOTING REQUIREMENTS AND PERMIT STOCKHOLDER ACTION BY WRITTEN CONSENT
General
Our Board of Directors has unanimously approved and declared advisable, and is submitting to our stockholders for approval, the CoI Amendments included in the Certificate of Amendment in the form attached to this proxy statement as Exhibit A. The CoI Amendments would amend certain provisions included in the Company’s existing certificate of incorporation, as amended to date (the “Existing CoI”), as further described in Exhibit A. The CoI Amendments are being submitted for stockholder approval pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”).
The CoI Amendments include the following changes:
•
elimination of a restriction on stockholder action by written consent, when such action is approved by holders of not less than a majority of the voting power of all outstanding shares entitled to vote thereon; and

•	replacement of specified supermajority voting provisions with majority-of-outstanding voting standards.
The Existing CoI contains certain supermajority voting provisions (including, in specified circumstances, provisions requiring the affirmative vote of the holders of at least seventy-five percent (75%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors) for amendments to certain Existing CoI provisions and for certain corporate actions, including provisions proposed for amendment in Proposal 1. Therefore, approval of Proposal 1 requires the affirmative vote of the holders of at least seventy-five percent (75%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors.
Reasons for Stockholder Approval
The Company operates in a competitive business environment that requires the Board to respond effectively to changing market conditions. This Proposal 1 would amend the Existing CoI to modernize and simplify the Existing CoI by permitting stockholder action by written consent and lowering several governance voting thresholds to a majority standard.
The Board believes that the supermajority provision and existing limitation stockholder written consent provisions included in the Existing CoI may unduly restrict stockholder participation when weighed against the stability that the provisions were intended to facilitate. The Board has carefully considered the advantages and disadvantages of maintaining such provisions and has determined that it is in the best interests of the Company and its stockholders to approve and recommend that stockholders adopt the amendments described above to revise those provisions and replace specified supermajority and governance standards with standards that the Board believes are more consistent with current governance practices of Delaware corporations.
Potential Effects of the Proposal
If this Proposal 1 is approved at the meeting, the Company plans to file a Certificate of Amendment reflecting the CoI Amendments with the Secretary of State of the State of Delaware, and it will become effective upon such filing (or such later effective time as may be specified therein), except that, by approving Proposal 1, stockholders are also authorizing the Board to abandon the CoI Amendments notwithstanding approval of Proposal 1. If this Proposal 1 is not approved, or if the Board abandons the CoI Amendments, the Company will not file the Certificate of Amendment and the Company’s Existing CoI will remain in effect.
The CoI Amendments would permit stockholder action by written consent and replace specified supermajority voting provisions with majority-of-outstanding voting standards. The Board has considered these effects and believes that the CoI Amendments, taken as a whole, are in the best interests of the Company and its stockholders.
If Proposal 1 is approved and a Certificate of Amendment reflecting the CoI Amendments is filed with the Secretary of State of the State of Delaware, the Board plans to make any required conforming changes to the Company’s bylaws.

Additional Information
The foregoing summary is qualified in its entirety by reference to Exhibit A, which sets forth the complete text of the proposed Certificate of Amendment. Because the Certificate of Amendment would amend the Company’s Existing CoI, stockholder approval is required under the DGCL and the Company’s Existing CoI.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2026, the most recent practicable date for computing beneficial ownership, by:
•	each of our Named Executive Officers;
•	each of our directors and director nominees;
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; and
•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Applicable percentage ownership is based on 14,344,034 shares of our common stock issued and outstanding as of March 31, 2026. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options and warrants held by such persons that are currently exercisable or convertible or will be exercisable or convertible within 60 days of March 31, 2026. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	Number of Shares	Percent of Total
Stockholders Owning Greater than 5%:
Entities affiliated with Lotus Capital BVI Limited(2)	3,431,425	23.9%
Directors and Named Executive Officers:
Matthew Angel(3)	5,068,552	35.3%
Stephen Brady(4)	174,597	1.2%
Samuel Whiting(5)	71,666	*
Nicholas Maestas(6)	36,923	*
Christine Pellizzari(7)	3,869	*
Michael Raab(8)	6,274	*
Ronit Simantov(9)	3,869	*
All current directors and executive officers as a group (6 persons)(10)	5,294,084	36.3%

*	Less than one percent.
(1)	The address for each director and executive officer is c/o Tempest Therapeutics, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005.
(2)
Shares of common stock are held by Erigen LLC. Lotus Capital BVI Limited is the beneficial owner of such shares. The address of Lotus Capital BVI Limited is Mandar House, 3rd Floor Johnson’s Ghut, Tortola VG1110 British Virgin Islands.

(3)
Includes 4,837,070 shares of common stock held by Dr. Angel and 231,482 shares of common stock held by Factor. Dr. Angel is the majority stockholder and Chairman of the Board of Directors of Factor and exercises voting and investment power over the shares held by Factor Biosciences Inc. The address of Factor Biosciences Inc. is 1035 Cambridge St Ste 17B, Cambridge MA 02141.

(4)	Represents (i) 3,613 shares of common stock and (ii) 170,984 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(5)	Represents 71,666 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(6)	Represents (i) 590 shares of common stock and (ii) 36,333 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(7)	Represents 3,869 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(8)	Represents 2,639 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(9)	Represents 3,869 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(10)	Represents (i) 5,072,755 shares of common stock and (ii) 221,329 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.

OTHER INFORMATION FOR STOCKHOLDERS
Stockholder Proposals for the 2026 Annual Meeting of Stockholders
Requirements for stockholder proposals to be brought before an annual meeting
Our Bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary at Tempest Therapeutics, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005. To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between September 29, 2026 and October 29, 2026; provided, however, that if the date of that annual meeting of stockholders is advanced by more than 20 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later than the 90th day prior to such meeting date, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws, including your name and address and the class and number of shares of our stock that you beneficially own.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and intended to be presented at the 2026 Annual Meeting of Stockholders must be received by us not later than September 8, 2026 in order to be considered for inclusion in our proxy materials for that meeting. However, if the 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after January 27, 2027, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statement materials with respect to two or more stockholders sharing the same address by delivering a single set of these materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For this meeting, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. Direct your written request to Tempest Therapeutics, Inc., Attention: Corporate Secretary, 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Justin Trojanowski
Corporate Secretary
Dated: July , 2026

CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
TEMPEST THERAPEUTICS, INC.
Tempest Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1. Article SIXTH of the Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
SIXTH:  In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the By-laws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.  The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class.
2. Section 10 of Article NINTH of the Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety.
3. Article TENTH of the Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
TENTH: Subject to any rights of the holders of outstanding shares of any one or more series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders or by written consent in lieu of a meeting; provided, however, that, any action effected by written consent in lieu of a meeting shall require the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class.
4. Article ELEVENTH of the Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
ELEVENTH: Subject to any rights of the holders of outstanding shares of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Board or the Chief Executive Officer of the Corporation, and a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.
5. This Certificate of Amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.
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IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its authorized officer this [ ] day of July, 2026.

Matthew Angel
President and Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information Vote by 11:59 p.m. Eastern Time on July 26, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TPST2026SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02148-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEMPEST THERAPEUTICS, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T02149-TBD

TEMPEST THERAPEUTICS, INC.
Special Meeting of Stockholders
July 27, 2026 at 12:00 p.m., Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew Angel and Justin Trojanowski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TEMPEST THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held live via webcast at www.virtualshareholdermeeting.com/TPST2026SM2 at July 27, 2026 at 12:00 p.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side